When it’s bigger than a box and it really matters, “Think Forward” Investor Presentation June 2019 NASDAQ:FWRD www.ForwardAirCorp.com

Forward Looking Statements Disclosure Today’s presentation and discussion will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “intends,” “estimates,” or similar expressions are intended to identify these forward-looking statements. These statements, which include statements regarding our ability to leverage our strong demand execution capabilities across all business segments; our growth opportunities and strategies for each of our business segments and potential positive impact to our financial and operational results; the opportunity to expand our business through acquisitions; the potential to grow our national footprint and customer base (including to 3PLs and international freight forwarders); the impact of our IT initiatives including business intelligence tools such as data-driven pricing and improved operating systems; positive effects of safety, sustainability and community initiatives; expected capital allocation activities including expectations relating to capital expenditures, dividends, share repurchases and leverage; and medium-term revenue, EBIT and ROIC goals are based on Forward Air’s current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements. For further information, please refer to Forward Air’s reports and filings with the Securities and Exchange Commission. To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we have included the following non-GAAP financial information in this presentation: adjusted revenue, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted operating income, adjusted operating margin, adjusted income taxes, adjusted net income, adjusted EPS and free cash flow. The reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP can be found in the Appendix to this presentation. Because these non-GAAP financial measures exclude certain items as described herein, they may not be indicative of the results that the Company expects to recognize for future periods. As a result, these non-GAAP financial measures should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. 2

History Origins: Expedited Ground Alternative to Airline Linehaul 1981 – Landair Services “Time definite Truckload services for the air cargo industry” Asset-based Truckload 1990 – Forward Air Operations “Scheduled LTL services to air freight forwarders, air cargo carriers & airlines” of Landair Services Asset-light LTL 1.2M lbs/week 1993 – Landair IPO 1998 – Forward Air Separation “Largest and most comprehensive surface transportation network for deferred air freight” (Landair spin-off) 17.3M lbs/week • Speedy (1994) • Dedicated Transportation Services (2000) • TQI Holdings (2013) • Rocket/Red Arrow (1996) • Expedited Delivery Services (2001) Organic • CST + 8 tuck-ins (2014-2018) • Adams Air Cargo (1997) • Xpress Global (2005) + M&A • Towne Air Freight (2015) Growth • Quick Delivery Service (1999) • Black Hawk Freight Services (2007) • FSA Logistix (2019) • LTD Air Cargo (1999) • USAC (2007) + Service Express (2008) + Pinch (2008) 2019 “Asset-light freight and logistics company” Expedited LTL: 50.2M lbs/week 3

Grounding Air Freight Simple Concept: Grounding an Airline Freight Move Benefits Cheaper On Time Less Carbon Emissions 4

Precision Execution 38 Years of A2A Experience Trained Our Precision Execution “Muscle” Expedited Services Scheduled Network Tight Time Windows A2A Premium Handling Precision Execution Asset Light 5

Muscle Development

Training, Developing and Building Customer Trust in Our Precision Execution

Train

- Trained our precision execution muscle for over 30 years doing what we do best over a million times
- Think Malcolm Gladwell's 10,000 hours of practice rule

"The 10,000 hours rule says that if you look at any kind of cognitively complex field, from playing chess to being a neurosurgeon, we see this incredibly consistent pattern that you cannot be good at that unless you practice for 10,000 hours." – Malcom Gladwell

Stretch

- Stretching a muscle leads to increased muscle control, flexibility and range of motion
- For us, this reflects stretching LTL beyond A2A and into PUD. Then stretching that same precision execution muscle into Final Mile, Premium Intermodal Drayage, aggregation into Truckload and scheduled mall deliveries


NEAR
STRETCH


FAR
STRETCH

Trust

- Trust is a muscle too, and it's a muscle that can only be strengthened through exercising it
- Customers start to trust in our muscle, and the reliability of our operations

Our customers can focus on whatever is important for them.

You do what you do best.
We've got you covered.

6

Forward Air Portfolio Stretching this Muscle to Other Modes LTL Pickup & Delivery Final Mile Intermodal Drayage A2A Expedited Truckload Precision Execution Pool Distribution 7

LTL Footprint 8

LTL Footprint with Pickup and Delivery 9

Final Mile Footprint 10

Intermodal Footprint 11

TLS Footprint 12

Pool Distribution Footprint 13

New Forward Air When it is bigger than a box and it really matters, “Think Forward” 14

Forward Air Footprint 15

Mega Trends Supply Chain Trends Increasingly Demand Precision Execution E-Commerce Final Mile Precision Omni Growth Execution Channel Regional Supply Chain 16

Addressable Market Significant Opportunity for Future Growth Source: Studies performed by Tompkins International and SJ Consulting LTM Business Unit Revenue TAM TAM Comments $M at 3/31/19 $M Expedited LTL 756 5,500 $1,500 traditional A2A + $4,000 3PL Intermodal 207 7,100 Midwest + SE region Truckload Premium Services 192 3,000 $1,500 expedited + $1,500 medical / refrigerated Pool Distribution 197 4,000 $1,500 retail + $2,500 other verticals Intercompany Eliminations (12) Total 1,340 19,600 FSA Logistix (run rate) 75 6,800 Pro Forma 1,415 26,400 ~ 5% of estimated total addressable market 17

Operating Model Driven By Teams that Focus on What They Do Best Growth Management Compete Sales Pricing Business Development Collectively Marketing Customer Service Expedited LTL Intermodal Truckload Pool Focused LTL Operations Operations Operations Operations Factories Final Mile Operations Shared Services Shared Support Finance & Accounting Insurance & Claims Recruiting Legal Human Resources IT 18

Management Team

Seasoned Leadership Team

Tom Schmitt Chairman, President and CEO	› As of September 1, 2018 › Previous: Schenker AG, Purolator, FedEx
Matt Casey SVP, Safety	› 1 year with Forward Air › Previous: Forest City Technologies, Panther Premium Logistics
Michael Hance Chief Legal Officer	› 12 years with Forward Air › Previous: Baker, Donelson, Bearman, Caldwell & Berkowitz PLC
Matthew Jewell Chief Commercial Officer	› 18 years with Forward Air › Previous: Austin & Sparks, PC
Kyle Mitchin Chief People Officer	› 5 years with Forward Air › Previous: Panther Premium Logistics
Mike Morris Chief Financial Officer	› 3 years with Forward Air › Previous: XPO, Con-way
Chris Ruble Chief Operating Officer	› 22 years with Forward Air › Previous: FedEx
Jay Tomasello Chief Information Officer	› Joined Forward Air › Previous: FedEx

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Social Responsibility SAFETY SUSTAINABILITY COMMUNITY/SOCIAL Applying innovation and Implementing new practices and Donating time, materials and enhanced safety practices to technologies to incorporate financial resources to support drive safer operating sustainability objectives in our the communities where we live environments operations and growth strategies and work Adopting in-vehicle safety . Increasing Forward Air’s . Addressing the societal issues technology such as event landfill diversion rate by caused by human trafficking recorders and risk alerts to partnering with Waste through partnering with facilitate safer driving Harmonics Truckers Against Trafficking . Improving fuel efficiency and . Volunteering, fundraising and Implementing workplace safety reducing emissions by partnering with various initiatives to identify and reduce partnering with the EPA Smart organizations across 53 of our environmental impact of Way program locations nationwide chemicals being transported 20

Financial Overview

2018 Results Record Year Across Every Major Financial Metric ($M except per share) 2017 2018 % Change Revenue 1,169.3 1,320.9 13.0% Operating Income 108.8 122.0 12.1% Net Income 87.3 92.1 5.5% EPS $2.89 $3.12 8.0% EBITDA 149.9 164.2 9.5% Free Cash Flow 67.6 117.3 73.5% Note: EBITDA and Free Cash Flow are non-GAAP metrics. See reconciliation to Operating Income (GAAP) and Operating Cash Flow (GAAP) in the Appendix 22

1Q19 Results Record First Quarter Across Every Major Financial Metric ($M except per share) 1Q18 1Q19 % Change Revenue 302.6 321.5 6.2% Operating Income 24.2 24.7 2.1% Net Income 17.7 18.4 4.0% EPS $0.60 $0.64 6.7% EBITDA 34.9 35.5 1.7% Free Cash Flow 35.2 37.8 7.4% Note: EBITDA and Free Cash Flow are non-GAAP metrics. See reconciliation to Operating Income (GAAP) and Operating Cash Flow (GAAP) in the Appendix 23

LTM Results ($M except per share) LTM 2018 2017 Revenue 1,339.8 1,320.9 1,169.3 Operating Income 122.5 122.0 108.8 Net Income 92.6 92.1 87.3 EPS $3.17 $3.12 $2.89 EBITDA 164.9 164.2 149.9 Free Cash Flow 119.9 117.3 67.6 Debt / EBITDA 0.3 x 0.3 x 0.3 x ROIC 16.3% 16.2% 13.4% Note:EBITDA and Free Cash Flow are non-GAAP metrics. See reconciliation to Operating Income (GAAP) and Operating Cash Flow (GAAP) in the Appendix Return on Investor Capital (ROIC) is calculated as Non Operating Profit After Tax (adjusted for the amortization of intangibles) divided by Operating Invested Capital 24

Summary Financials Double Digit Growth Rates This Decade 1 1 Revenue EBIT (CAGR = 13%) (CAGR = 11%) 1,400 125 1,200 1,000 100 GAAP) 800 GAAP) - 75 - 600 50 400 $M $M (non 200 $M (non 25 - 3 - 3,4 5 2010 2011 2012 2013 2014 2015 2016 2017 2018 2010 2011 2012 2013 2014 2015 2016 2017 2018 1,2 EBITDA EPS 1 (CAGR = 10%) (CAGR = 14%) 180 3.50 160 3.00 140 ) 120 2.50 GAAP) - 2.00 100 GAAP 80 - 1.50 60 1.00 ($non $M $M (non 40 20 0.50 - 0.00 3,4 5 6 7 2010 2011 2012 2013 2014 2015 2016 2017 2018 2010 2011 2012 2013 2014 2015 2016 2017 2018 1 Impact of ASC 606 (Revenue from Contracts with Customers) estimated for 2010-2013 5 Adjusted to exclude $42.4 million for the TQI impairment charge (non-GAAP) 2 See GAAP to Non-GAAP reconciliation of this non-GAAP metric in the Appendix 6 Adjusted to exclude $0.29 of costs related to the Towne integration (non-GAAP) 3 Adjusted to exclude $0.6 million of revenue related to the Towne integration (non-GAAP) 7 Adjusted to exclude $1.18 for the TQI impairment charge (non-GAAP) 25 4 Adjusted to exclude $23.7 million of costs related to the Towne integration (non-GAAP)

Cash Flow Strong Free Cash Flow and Conversion 125 160% High cash flow business 140% model 100 . Operating leverage without 120% capital expenditure intensity 100% 75 5-year average free cash 80% flow conversion of 102% GAAP) - 50 60% . Swings driven primarily by working capital from Conversion ($M non ($M 40% 25 acquired companies Free Free CashFlow 20% Expect free cash flow to 0 0% 2014 2015 2016 2017 2018 approximate net income over the medium term FCF Conversion Rate Note: FCF Conversion defined as Free Cash Flow (Operating Cash Flow less Net Capital Expenditures) divided by Net Income (non-GAAP) 26 See reconciliation of Free Cash Flow (non-GAAP) to Operating Cash Flow (GAAP) in the Appendix

Capital Returned to Shareholders Commitment to Return Capital to Shareholders Shareholder Returns Dividends Share Repurchase 90 80 70 60 50 $M 40 30 20 10 - 2014 2015 2016 2017 2018 27

Appendix

LTL: Operations Overview 2018 OPERATIONS Terminals 92 PUD Zip Codes 92% Tractors ~1,350 Trailers ~4,200 Employees ~2,700 Owner-Operators ~900 Daily Lbs. 10M Daily Lanes Served ~8,200 Daily Shipments ~16,400 Lbs. per Shipment 614 Warehouse Space (sq. ft.) 3.4M 29

LTL: Final Mile Entered market with 2015 Towne acquisition . Small final mile operation, serving 4 markets and generating $13M in annualized revenue Grew organically to 8 markets generating $39M in revenue in 2018 Operated at LTL-like margins Significantly expanded footprint with FSA Logistix acquisition . Grew footprint to 63 terminals 300 Independent Contractors servicing 500+ routes daily Meaningful platform for future organic and inorganic growth 30

LTL: Financial Overview Revenue1 EBIT 1 (CAGR = 11%) (CAGR = 5%) 800 120 700 100 600 80 500 GAAP) GAAP) - 400 - 60 300 $M $M (non $M $M (non 40 200 20 100 - - 3 3,4 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 2018 Results 2 2 2 Revenue EBIT EBIT Margin EBITDA EBITDA Margin $747.6 M $96.4 M 12.9% $118.9 M 15.9% 1 Impact of ASC 606 (Revenue from Contracts with Customers) estimated for 2010-2013 3 Adjusted to exclude $0.6 million of revenue related to the Towne integration (non-GAAP) 2 See GAAP to Non-GAAP reconciliation of this non-GAAP metric in the Appendix 4 Adjusted to exclude $23.7 million of costs related to the Towne integration (non-GAAP) 31

Intermodal: Operations Overview 2018 OPERATIONS Terminals 22 Tractors ~220 Trailers ~175 Chassis ~370 Employees ~670 Owner-Operators ~725 Daily Shipments ~1,200 CFS Space (sq. ft.) 184k Yards 25 32

Intermodal: Financial Overview Revenue1 EBIT 1 (CAGR = 24%) (CAGR = 34%) 225 25 200 175 20 150 15 125 100 (GAAP) 10 $M $M (GAAP) 75 $M 50 5 25 - - 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 2018 Results 2 2 Revenue EBIT EBIT Margin EBITDA EBITDA Margin $201.0 M $23.3 M 11.6% $29.6 M 14.7% 1 Impact of ASC 606 (Revenue from Contracts with Customers) estimated for 2010-2013 2 See GAAP to Non-GAAP reconciliation of this non-GAAP metric in the Appendix 33

Truckload: Operations Overview 2018 OPERATIONS Tractors ~300 Trailers: Dry Van ~1,100 Trailers: Reefer ~50 Employees ~200 Owner-Operators ~225 Broker Carriers ~5,150 Weekly Loads ~1,900 34

Truckload: Financial Overview Revenue 1 EBIT 1 (CAGR = 10%) (CAGR = -13%) 225 14 200 12 175 10 150 ) 8 125 GAAP) - (GAAP 100 6 $M $M 75 $M $M (non 4 50 25 2 - - 5 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 2018 Results 2 Revenue EBIT EBIT Margin EBITDA 2 EBITDA Margin $192.6 M $5.1 M 2.6% $11.5 M 6.0% 1 Impact of ASC 606 (Revenue from Contracts with Customers) estimated for 2010-2013 5 Adjusted to exclude $42.4 million for the TQI impairment charge (non-GAAP) 2 See GAAP to Non-GAAP reconciliation of this non-GAAP metric in the Appendix 35

Pool: Operations Overview 2018 OPERATIONS Terminals / Locations 36 Power Units ~700 Trailers ~650 Employees ~1,450 Owner-Operators ~350 Daily Deliveries ~3,500 Daily Carton Sorts ~600k Warehouse Space (sq. ft.) 1.7M 36

Pool: Solutions Overview 6 Separate LTL or Parcel Shipments Weekly Delivery to Stores Parcel Service P Center / Hub LTL Terminal Store 1 T LTL Terminal T T T T LTL Terminal Store 2 T T LTL Terminal Store 3 P P Parcel Store 4 Origin DC P P Parcel Store 5 P P Parcel Store 6 37

Pool: Solutions Overview Daily Delivery to Stores Store 1 Store 2 Single TL Shipment Store 3 TL Store 4 Origin DC Pool Facility Store 5 Store 6 38

Pool: Financial Overview Revenue1 EBIT 1 (CAGR = 11%) (CAGR = 23%) 225 7 200 6 175 5 150 125 4 100 3 $M $M (GAAP) 75 $M (GAAP) 2 50 25 1 - - 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 2018 Results 2 2 Revenue EBIT EBIT Margin EBITDA EBITDA Margin $194.1 M $5.9 M 3.0% $12.8 M 6.6% 1 Impact of ASC 606 (Revenue from Contracts with Customers) estimated for 2010-2013 2 See GAAP to Non-GAAP reconciliation of this non-GAAP metric in the Appendix 39

GAAP vs Non-GAAP Reconciliation

$ in millions, shares in 000s

GAAP Revenue Reconciliation	Q1 2019	Q1 2018	2018	2017	2016	2015	2014	2013	2012	2011	2010
GAAP Revenue	321.5	302.6	1,320.9	1,169.3	1,030.2	987.9	824.7	672.2	603.9	557.4	494.0
Towne Integration	-	-	-	-	-	0.6	-	-	-	-	-
Adjusted Revenue	321.5	302.6	1,320.9	1,169.3	1,030.2	987.3	824.7	672.2	603.9	557.4	494.0

GAAP Financials	Q1 2019	Q1 2018	2018	2017	2016	2015	2014	2013	2012	2011	2010
Operating Income	24.7	24.2	122.0	108.8	59.7	81.7	96.3	84.4	83.5	77.0	53.7
Operating Margin	7.7%	8.0%	9.2%	9.3%	5.8%	8.3%	11.7%	12.6%	13.8%	13.8%	10.9%
Net Interest & Other Expense	(0.6)	(0.4)	(1.8)	(1.2)	(1.6)	(2.1)	(0.3)	(0.4)	(0.4)	(0.5)	(0.6)
Income Taxes	5.8	6.1	28.2	20.3	30.6	24.1	34.9	29.5	30.5	29.4	21.1
Net Income (Loss)	18.4	17.7	92.1	87.3	27.5	55.5	61.1	54.5	52.7	47.1	32.0
Fully Diluted Share Count	28,648	29,480	29,190	29,964	30,444	31,040	31,072	30,762	29,536	29,435	29,111
Income Allocated to Participating Securities	(0.2)	(0.1)	(0.9)	(0.7)	(0.2)	(0.4)	(0.4)	0.0	0.0	0.0	0.0
Fully Diluted EPS	0.64	0.60	3.12	2.89	0.90	1.78	1.95	1.77	1.78	1.60	1.10
Cash Flow from Operations	41.5	40.8	152.6	103.4	130.4	85.7	91.7	90.8	68.6	77.0	54.0

Non GAAP Adjustments	Q1 2019	Q1 2018	2018	2017	2016	2015	2014	2013	2012	2011	2010
Towne Integration				-	-	(24.3)	-	-	-	-	-
TQI Impairment	-			-	(42.4)	-	-	-	-	-	-
Operating Income	-	-	-	-	(42.4)	(24.3)	-	-	-	-	-
Net Interest & Other Expense	-	-	-	-	-	(0.4)	-	-	-	-	-
Income Taxes	-	-	-	-	(6.4)	(15.7)	-	-	-	-	-
Net Income (Loss)	-	-	-	-	(36.0)	(9.0)	-	-	-	-	-
Fully Diluted Share Count	28,648	29,480	29,190	29,964	30,444	31,040	31,072	30,762	29,536	29,435	29,111
Fully Diluted EPS	-	-	-	-	(1.18)	(0.29)	-	-	-	-	-

Non GAAP Financials	Q1 2019	Q1 2018	2018	2017	2016	2015	2014	2013	2012	2011	2010
Adjusted Operating Income	24.7	24.2	122.0	108.8	102.1	106.0	96.3	84.4	83.5	77.0	53.7
Adjusted Operating Margin	7.7%	8.0%	9.2%	9.3%	9.9%	10.7%	11.7%	12.6%	13.8%	13.8%	10.9%
Net Interest & Other Expense	(0.6)	(0.4)	(1.8)	(1.2)	(1.6)	(1.7)	(0.3)	(0.4)	(0.4)	(0.5)	(0.6)
Adjusted Income Taxes	5.8	6.1	28.2	20.3	37.0	39.8	34.9	29.5	30.5	29.4	21.1
Adjusted Net Income (Loss)	18.4	17.7	92.1	87.3	63.5	64.5	61.1	54.5	52.7	47.1	32.0
Fully Diluted Share Count	28,648	29,480	29,190	29,964	30,444	31,040	31,072	30,762	29,536	29,435	29,111
Income Allocated to Participating Securities	(0.2)	(0.1)	(0.9)	(0.7)	(0.2)	(0.4)	(0.4)	0.0	0.0	0.0	0.0
Adjusted EPS	0.64	0.60	3.12	2.89	2.08	2.07	1.95	1.77	1.78	1.60	1.10

	Q1 2019	Q1 2018	2018	2017	2016	2015	2014	2013	2012	2011	2010
Adjusted Operating Income	24.7	24.2	122.0	108.8	102.1	106.0	96.3	84.4	83.5	77.0	53.7
(+) Depreciation & Amortization	10.8	10.7	42.2	41.1	38.2	37.1	31.1	23.6	21.0	21.0	20.5
Adjusted EBITDA	35.5	34.9	164.2	149.9	140.3	143.1	127.4	108.0	104.5	98.0	74.2
Adjusted EBITDA Margin	11.0%	11.5%	12.4%	12.8%	13.6%	14.5%	15.5%	16.1%	17.3%	17.6%	15.0%

	Q1 2019	Q1 2018	2018	2017	2016	2015	2014	2013	2012	2011	2010
Cash Flow from Operations	41.5	40.8	152.6	103.4	130.4	85.7	91.7	90.8	68.6	77.0	54.0
Net Capex	(3.7)	(5.6)	(35.3)	(35.8)	(40.3)	(38.8)	(37.6)	(33.4)	(20.5)	(19.9)	(13.7)
Free Cash Flow	37.8	35.2	117.3	67.6	90.1	46.9	54.1	57.4	48.1	57.1	40.3
Free Cash Flow Conversion	205%	199%	127%	77%	142%	73%	89%	105%	91%	121%	126%

Segment EBITDA Reconciliation

Expedited LTL	2018
GAAP Revenue	$ 747.6
GAAP Operating Income	$ 96.4
(+) Depreciation & Amortization	22.5
= EBITDA	$ 118.9
EBITDA Margin	15.9%

Intermodal	2018
GAAP Revenue	$ 201.0
GAAP Operating Income	$ 23.3
(+) Depreciation & Amortization	6.3
= EBITDA	$ 29.6
EBITDA Margin	14.7%

Truckload Premium Services	2018
GAAP Revenue	$ 192.6
GAAP Operating Income	$ 5.1
(+) Depreciation & Amortization	6.4
= EBITDA	$ 11.5
EBITDA Margin	6.0%

Pool Distribution	2018
GAAP Revenue	$ 194.1
GAAP Operating Income	$ 5.9
(+) Depreciation & Amortization	6.9
= EBITDA	$ 12.8
EBITDA Margin	6.6%

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Thank You For Your Time Investor Relations Contact: Mike Morris, CFO & Treasurer mmorris@forwardair.com (404) 362-8933